Prospectus Supplement

John Hancock Municipal Securities Trust

Tax-Free Bond Fund (the fund)

Supplement dated September 8, 2021 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Effective September 8, 2021, Jeffrey N. Given no longer serves as portfolio manager for the fund. Accordingly, all references to Mr. Given are removed from the Summary Prospectus.

Also, effective September 8, 2021, Adam A. Weigold, CFA is added as portfolio manager of the fund. Dennis DiCicco and Adam A. Weigold are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements and restates in its entirety the portfolio manager information under the heading “Portfolio management”:

Dennis DiCicco Portfolio Manager Managed the fund since 2018	Adam A. Weigold, CFA Senior Managing Director, Senior Portfolio Manager, and Head of the Municipal Fixed Income Team Managed the fund since 2021

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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